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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 27, 2006

                              LAWSON SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 000-51942


           Delaware                                             20-3469219
(State or other jurisdiction of                              (I.R.S. Employer
 incorporation or organization)                           Identification Number)


380 St. Peter Street, St. Paul, Minnesota                       55102-1302
 (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (651) 767-7000

   Former name or former address, if changed since last report: Not applicable

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act (17CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 and Item 1.01. Departure of Directors or Principal Officers; Election
of Directors; Appointment of Principal Officers

     On July 27, 2006, Lawson Software, Inc. announced that its chief financial officer, Robert G. Barbieri, will depart the company on October 31, 2006. Until his departure, Mr. Barbieri will continue as chief financial officer and oversee the completion of the company's financial reporting for fiscal 2006 and continue to lead the company's worldwide finance and accounting team.. He may elect to depart before October 31 if he has completed his transition. Lawson will conduct a search for Mr. Barbieri's successor. If that search is not completed before Mr. Barbieri's departure, the board of directors will name Stefan Schulz, Lawson's current senior vice president and global controller, as acting chief financial officer. Mr. Schulz, age 39, joined Lawson in October 2005 as senior vice president and global controller. From 1993 until joining Lawson, he worked for BMC Software, a leading provider of enterprise management software, where he served as vice president of global revenue operations from May 2004 until October 2005, and corporate controller from 2001 until 2004. Mr. Schulz is a Certified Public Accountant. A copy of the press release announcing this change is attached hereto as Exhibit 99.1.

     Lawson and Mr. Barbieri have also entered into a Separation and Non-Compete Agreement and Mutual Release dated July 27, 2006, which is attached hereto as
Exhibit 10.8. Under that agreement, Mr. Barbieri will receive a severance payment of $600,000, less applicable taxes, which represents one times his current annual base salary and target incentive compensation. Under that agreement, Lawson will indemnify Mr. Barbieri for certain legal matters and Mr. Barbieri has agreed to certain competition restrictions for one year after his departure from Lawson.


Item 9.01. Financial Statements and Exhibits

     (c) Exhibits

         10.8 Separation and Non-Compete Agreement and Mutual Release dated July 27, 2006 between Lawson Software, Inc. and Robert G. Barbieri.

         99.1 Press release of Lawson Software, Inc. issued July 27, 2006 pertaining to the chief financial officer.







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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Lawson Software, Inc.

Date: July 27, 2006                        By: Harry Debes
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                                           Harry Debes,
                                           President and Chief Executive Officer